                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549

                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      Date of report: September 15, 1998

                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                    EXHIBITS

      Delaware                      33-80055                   38-2748796
      --------                      --------                   ----------
(State of Incorporation)    (Commission File Number)    (IRS Employer Id. No.)

                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended September 15, 1998, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Designation                  Description           Method of Filing
     -----------                  -----------           -----------------

     Exhibit 20       Report for the month ended      Filed with this report.
                      September 15, 1998 provided to
                      Chemical Bank, as trustee
                      under the Volkswagen
                      Credit Auto Master Trust,
                      Series 1996-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Volkswagen Credit Auto Master Trust


                                        By:  Volkswagen Credit Auto
                                             Receivables Corporation


                                        By: /s/ Allen L. Strang
                                           -----------------------------
                                             Allen L. Strang

                   Volkswagen Credit Auto Master Trust 1996-1
--------------------------------------------------------------------------------

                 Distribution Date Statement: September 15, 1998

      a. Aggregate Amount of Collections                                         $323,143,332.43
         Aggregate Amount of Interest Collections                                  $4,031,844.26
         Aggregate Amount of Principal Collections                               $319,111,488.17
         Investment Proceeds                                                               $0.00

      b. Series Allocation Percentage                                                    100.00%
         Floating Allocation Percentage                                                   69.36%
         Fixed Allocation Percentage                                                         N/A

      c. Total Amount Distributed on Series 1996-1                                 $1,752,273.65

      d. Amount of Such Distribution Allocable to Principal on 1996-1                      $0.00

      e. Amount of Such Distribution Allocable to Interest on 1996-1               $1,752,273.65

      f. Investor Default Amount                                                           $0.00

      g. Draw Amount                                                                       $0.00

      h. Investor Charge Offs                                                              $0.00
         Amounts of Reimbursements                                                         $0.00

      i. Monthly Servicing Fee                                                             1.00%

      j. Expected Controlled Distribution Amount                                           $0.00

      k. Invested Amount                                                         $375,000,000.00

      l. Pool Factor                                                                     100.00%

      m. Available Subordinated Amount                                            $84,970,949.69

      n. Reserve Fund Balance                                                      $1,875,000.00

      o. Principal Funding Account Balance                                                 $0.00
         Yield Supplement Account Balance                                          $1,875,000.00


                                                                      EXHIBIT 20

VW CREDIT, INC. - SERVICER                                                Page 1
11-September-98


               VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                 Monthly Servicer Report Input and Summary Page
                 ----------------------------------------------


TRANSACTION SUMMARY
-------------------
                                 From               To                               Days
                                 ----               --                               ----
Current Interest Period        8/17/98           9/14/98                              29

Series Allocation Percentage                                              100.00%

Initial Principal Balance                                         $375,000,000.00
Outstanding Principal  Balance                                    $375,000,000.00
Principal Balance of Receivables for Determination Date           $491,651,588.83
Amount Invested in Receivables on Series Issuance Date            $375,000,000.00
Initial Invested Amount                                           $375,000,000.00
Invested Amount at the Beginning of Period                        $375,000,000.00
Invested Amount                                                   $375,000,000.00
Required Subordinated Amount                                       $84,970,949.69
Excess Funded Amount                                                        $0.00

Available Subordinated Amount (previous period)                    $98,241,838.36
Incremental Subordinated Amount (previous period)                  $23,842,209.89

RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT
-----------------------------------------

Yield Supplement Account Initial Deposit                            $1,875,000.00
Yield Supplement Account Beginning Balance                          $1,875,000.00
Yield Supplement Account Required Amount                            $1,875,000.00

Reserve Fund Initial Deposit                                        $1,875,000.00
Reserve Fund Required Amount                                        $1,875,000.00
Reserve Fund Beginning Balance                                      $1,875,000.00


Outstanding Carryover Amount-Beginning Balance                              $0.00
Yield Supplement Account Draw Amount                                        $0.00
Outstanding Carryover Amount-Ending Balance                                 $0.00
Yield Supplement Account Balance-Ending Balance                     $1,875,000.00
Yield Supplement Account Required Deposit Amount                            $0.00

Reserve Fund Draw Amount                                                    $0.00
Reserve Fund Ending Balance                                         $1,875,000.00
Reserve Fund Required Deposit Amount                                        $0.00

1-month LIBOR Rate (annualized)                                        5.6406300%
Certificate Coupon (annualized)                                        5.8006300%
Prime Rate (annualized)                                                8.5000000%
Servicing Fee Rate (annualized)                                            1.000%
Excess Spread                                                          1.8593700%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period                           $540,678,826.95
Pool Balance at the Ending of Period                              $487,900,421.24
Average Aggregate Principal Balance                               $514,289,624.10

Aggregate Principal Collections                                   $319,111,488.17
New Principal Receivables                                         $266,333,082.46
Receivables Added for Additional Accounts                                   $0.00
Investor Default Amount                                                     $0.00
Net Losses                                                                  $0.00
Monthly Interest Accrued, but not Paid                                      $0.00
Ineligible Receivables                                                      $0.00
Ineligible Receivables in Prior Collection Period                           $0.00
Defaulted Receivables in Ineligible and Overconc. Accounts                  $0.00

MISCELLANEOUS DATA
-------------------

Recoveries on Receivables Written Off                                       $0.00
Spread Over Prime for Portfolio                                             0.16%
Weighted Average Interest Rate                                              8.66%


PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------
Net losses as a % of Avg. Receivables Balance (annualized)               0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------

Used Vehicle Receivables' Balance                                        $33,602.733.76
Used Vehicle Percentage                                                  6.887%
Used Vehicle Percentage During Last Collection Period                    6.870
Early Amortization Event?                                                NO
Largest Dealer or Dealer Affiliation Balance                             $21,655,870.22
Largest Dealer Percentage                                                4.007%


Aggregate Principal Amount of Receivables of Dealers over 2%             $35,746,292.36
Aggregate % Principal Amount of Receivables of Dealers over 2%           7.327%

SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                                          $323,143,332.43
Aggregate Amount of Interest Collections                                 $4,031,844.26
Investment Proceeds                                                      $0.00
Aggregate Amount of Principal Collections                                $319,111,488.17
Asset Receivables Rate                                                   8.644%
Use Asset Receivables Rate?                                              NO
Carryover Amount (this Distribution Date)                                N/A
Total Carryover Amount                                                   N/A

PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                                     62.05
Previous Collection Period Monthly Payment Rate                          64.90
Monthly Payment Rate 3 months ago                                        63.95
3-month Average Payment Rate                                             63.63
12-month Minimum Payment Rate                                            62.05
Early Amortization Event?                                                NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                                                 YES
Last Day of Revolving Period                                             N/A
Invested Amount as of Last Day of Revolving Period                       N/A
Accumulation Period Length (months)                                      N/A
First Accumulation Date                                                  TO BE DETERMINED
Expected Final Payment Date                                              N/A
Required Participation Percentage                                        4.00%
Principal Funding Account Balance                                        $0.00
Principal Payment Amount                                                 $0.00
Controlled Deposit Amount                                                $0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
-----------------------------------------

Certificateholders
------------------
i.    Monthly Interest Distribution                                      $1,752,273.65
ii.   Monthly Servicing Fee Distribution                                 $312,500.00
iii.  Reserve Fund Deposit Amount Distribution                           $0.00
iv.   Investor Default Amount Distribution                               $0.00
v.    Outstanding Carryover Amount Distribution                          $0.00
vi.   Yield Supplement Account Deposit Amount Distribution               $0.00
      Excess Servicing                                                   $731,602.91

Excess Servicing (Previous Period)                                       $651,060.50

DEFICIENCY AMOUNT
-----------------

Deficiency Amount                                                        $0.0
Draw Amount                                                              $0.0

VW CREDIT, INC. -- SERVICER                                              Page 2
        11-Sep-98

               VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                     Summary
                                     -------

                    Collections            Accrual           Distribution
                  ----------------      -------------      ----------------
From:                   17-Aug-98
To:                     14-Sep-98
Days:                          28

   LIBOR Rate          5.6406300%
    (1 month)

Series #          1        Active
VCI Rating:      N/A


                                       TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
                                       --------------------------------------------------
                             Series                                        Excess     Required       Required        Outstanding
 Series        Series        Allocation     Invested       Subordinated    Funded   Participation   Participation     Certificate
Number         Name         Percentage       Amount          Amount        Amount    Percentage       Amount           Balance
------         ----         ----------       ------          ------        ------    ----------       ------           -------
       Trust                             $375,000,000.00  $84,970,949.69     $0.00       N/A       $15,000,000.00
     1 Series 1996-1         100.00%     $375,000,000.00  $84,970,949.69     $0.00     4.00%       $15,000,000.00  $375,000,000.00

VW CREDIT, INC. -- SERVICER                                              Page 3
11-Sep-98

               VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                              SERVICING CERTIFICATE
                              ---------------------


INITIAL AMOUNTS                                                                  EXCESS SPREAD CALCULATION
---------------                                                                  -------------------------
Initial Invested Amount                           $375,000,000.00                Weighted Average Rate Charged to Dealers      8.66%
Invested Amount                                   $375,000,000.00                LIBOR                                         5.64%
Controlled Accumulation Amount                              $0.00                Certificate Rate (LIBOR+16 b.p.)              5.80%
Required Subordinated Amount                       $84,970,949.69                Servicing Fee Rate                            1.00%
Annualized Servicing Fee Rate                               1.00%                Investor Net Losses                           0.00%
                                                                                                                               -----
First Controlled Accumulation Date                TO BE DETERMINED               Excess Spread                                 1.86%
Accumulation Period Length (months)                   N/A
Expected Final Payment Date                           N/A
Initial Settlement Date                                 28-Mar-96
Required Participation Percentage                           4.00%
Subordinated Percentage                                    14.29%


SERIES 1996-1 MONTHLY REPORTING
-------------------------------
                                                                                                  Required              Excess
                                                 Series 1996-1               Invested           Subordinated           Funding
Principal Receivables                                Total                    Amount               Amount               Amount
---------------------                                -----                    ------               ------               ------
Series Allocation Percentage                      100.00%
Beginning Balance                                 $375,000,000.00           $375,000,000.00      $84,970,949.69                $0.00
  Floating Allocation Percentage                  69.36%                    69.36%
  Fixed Allocation Percentage                         N/A

Principal Collections                             $319,111,488.17           $319,111,488.17         N.A.                 N.A.
New Principal Receivables                         $266,333,082.46           $266,333,082.46         N.A.                 N.A.
Principal Default Amounts                                   $0.00                     $0.00         N.A.                 N.A.
Receivables Added for Additional Accounts                   $0.00                     $0.00         N.A.                 N.A.
Controlled Deposit Amount                                   $0.00                       N/A         N.A.                 N.A.
Principal Allocation Percentage
"Pool Factor"                                       100.00000000%

Ending Balance                                    $375,000,000.00           $375,000,000.00      $84,970,949.69                $0.00
  Floating Allocation Percentage                  76.86%                    76.86%


Non-Principal Receivables
-------------------------

Interest Collections                                $2,796,376.56
Recoveries on Receivables Written Off                       $0.00
Investment Income                                           $0.00

VW CREDIT, INC. -- SERVICER                                              Page 4
11-Sep-98

               VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                              SERVICING CERTIFICATE
                              ---------------------


Subordinated Amount & Reserve Fund                      Current             Previous
----------------------------------                      -------             --------

Available Subordination Amount (Previous)              $98,241,838.36      $97,519,489.32
  Required Subordination Draw Amount                            $0.00               $0.00
  Reserve Fund Funds to Inv. Default Amount                     $0.00               $0.00
  Excess Servicing (Previous Period)                      $651,060.50         $722,349.04
                                                          -----------         -----------
(a) Available Subordinated Amount?                     $98,892,898.86      $98,241,838.36

(b) Available Subordinated Amount?                     $53,571,428.57      $53,571,428.57

Available Subordinated Amount                         $108,846,428.14     $101,289,116.91

Incremental Subordinated Amount                        $31,399,521.12      $23,842,209.89
  Overconcentration Amount                             $35,746,292.36      $30,078,948.85

Beginning Reserve Fund Balance                          $1,875,000.00       $1,875,000.00
Reserve Fund Required Balance                           $1,875,000.00       $1,875,000.00
Reserve Fund Draw                                               $0.00               $0.00
Reserve Fund Required Deposit                                   $0.00               $0.00
Reserve Fund Deposit Amount                                     $0.00               $0.00
Reserve Fund Release                                            $0.00               $0.00
Ending Reserve Fund Balance                             $1,875,000.00       $1,875,000.00

Required Interest Distributions
-------------------------------

Available Interest Collections                          $4,031,844.26       $4,233,100.66
  Certificateholder Interest Collections                $2,796,376.56       $2,962,896.44
  Subordinate Interest Collections                        $633,628.73         $611,649.58
Investment Income                                               $0.00               $0.00
Reserve Fund Balance                                    $1,875,000.00       $1,875,000.00
                                                        -------------       -------------
Total Interest  Available                               $5,305,005.28       $5,449,546.02

Interest Shortfall                                              $0.00               $0.00
Additional Interest                                             $0.00               $0.00
Carry-over Amount                                               $0.00               $0.00
Carry-over Shortfall                                            $0.00               $0.00
Additional Carry-over Shortfall                                 $0.00               $0.00

Monthly Servicing Fee                                     $428,574.69         $448,517.77
Investor Monthly Servicing Fee                            $312,500.00         $312,500.00